UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2019

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

670 D Enterprise Drive Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2019, Midwest Energy Emissions Corp. (the “Company”), along with its wholly-owned subsidiary, MES, Inc. (“MES”, and together with the Company, collectively the “Companies”), entered into an Unsecured Note Financing Agreement (the “Unsecured Note Financing Agreement”) with AC Midwest Energy LLC (“AC Midwest”), pursuant to which AC Midwest exchanged a previously issued subordinated unsecured note in the principal amount of $13,000,000 (the “AC Midwest Subordinated Note”), together with all accrued and unpaid interest thereon, for a new unsecured note in the principal amount of $13,154,930.60 (the “New AC Midwest Unsecured Note”).

The AC Midwest Subordinated Note, which was issued by the Company on November 29, 2016, was due to mature on December 15, 2020 and bears interest equal to the three-month LIBOR rate plus 5.0% per annum, payable quarterly on or before the last day of each fiscal quarter beginning December 31, 2016. The interest rate was subject to adjustment each quarter based on the then current LIBOR rate. Commencing on June 15, 2017 and continuing on each September 15, December 15, March 15 and June 15 thereafter, the Company was required to begin to pay principal on the AC Midwest Subordinated Note in various quarterly installments, although until the previously issued AC Midwest Secured Note (see below) is paid in full, AC Midwest is not entitled to receive any payment on account of the AC Midwest Subordinated Note (other than regularly scheduled interest payments). No principal payments have been made to date on the AC Midwest Subordinated Note.

The New AC Midwest Unsecured Note, which has been issued in exchange for the AC Midwest Subordinated Note which has now been cancelled, will mature on August 25, 2022 (the “Maturity Date”). It is guaranteed by MES and bears a zero cash interest rate. If the original principal amount is paid in full on or before August 25, 2020 (18 months from issuance), AC Midwest shall be entitled to a profit participation preference equal to 0.5 times the original principal amount, and if the original principal amount is paid in full after August 25, 2020, AC Midwest shall be entitled to a profit participation preference equal to 1.0 times the original principal amount (the “Profit Share”). The Profit Share is “non-recourse” and shall only be derived from and computed on the basis of, and paid from, Net Litigation Proceeds from claims relating to the Company’s intellectual property, Net Revenue Share and Adjusted Free Cash Flow (see below and as such terms are defined in the Unsecured Note Financing Agreement). The Companies shall not be liable or have any personal liability in any other respect for the payment of the Profit Share unless such liability is due to the non-payment of any Profit Share which has been earned by AC Midwest from Net Litigation Proceeds, Net Revenue Share and Adjusted Free Cash Flow and which has not been paid by the Company.

The Company shall pay the principal outstanding, as well as the Profit Share, in an amount equal to 60.0% of Net Litigation Proceeds until such time as any litigation funder has been paid in full and, thereafter, in an amount equal to 75.0% of such Net Litigation Proceeds until the Unsecured Note and Profit Share have been paid in full. In addition, and within 30 days following the end of each fiscal quarter, the Company shall pay the principal outstanding and Profit Share in an aggregate amount equal to the Net Revenue Share (which means 60.0% of Net Licensing Revenue (as defined) from licensing the Company’s intellectual property) plus Adjusted Free Cash Flow until the Unsecured Note and Profit Share have been paid in full, provided, however, that such payments shall exclude the first $3,500,000 of Net Licensing Revenue and Adjusted Free Cash Flow achieved commencing with the fiscal quarter ending March 31, 2019. Any remaining principal balance due on the Unsecured Note shall be due and payable in full on the Maturity Date. The Profit Share, however, if not paid in full on or before the Maturity Date, and which as mentioned above is “non-recourse”, shall remain subject to Unsecured Note Financing Agreement until full and final payment.

The New AC Midwest Unsecured Note, which is not be subject to any financial covenants, does contain certain other affirmative and negative covenants.

In addition, on February 25, 2019, and effective as of December 15, 2018, the Companies entered into Amendment No. 3 (“Amendment No. 3”) to the Amended and Restated Financing Agreement with AC Midwest which was entered into on November 1, 2016, as previously amended on June 14, 2018 and September 12, 2018 (the “Restated Financing Agreement”). Pursuant to Amendment No. 3, the parties agreed that the maturity date for the remaining principal balance of $271,686.10 due under the AC Midwest Secured Note (which prior to Amendment No. 3 was due on December 15, 2018) shall be extended to August 25, 2022. In addition, AC Midwest has agreed to waive the minimum EBITDA covenant contained in the Restated Financing Agreement and further to strike such covenant from the Restated Financing Agreement in its entirety as of the effective date of Amendment No. 3.

The foregoing summary of certain provisions of the Unsecured Note Financing Agreement, the New AC Midwest Unsecured Note and Amendment No. 3 is qualified in its entirety by reference to the actual documents, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Unsecured Note Financing Agreement among Midwest Energy Emissions Corp., MES, Inc. and AC Midwest Energy LLC dated as of February 25, 2019

10.2*	Unsecured Note dated February 25, 2019

10.3*	Amendment No. 3 to Amended and Restated Financing Agreement among Midwest Energy Emissions Corp., MES, Inc. and AC Midwest Energy LLC dated as of February 25, 2019

_________

* Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: March 1, 2019	By:	/s/ Richard H. Gross
Richard H. Gross
Chief Financial Officer

3